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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 JULY 15, 1998


                            LITTLE SWITZERLAND, INC.
                          --------------------------------
               (Exact name of registrant as specified in charter)
               --------------------------------------------------


          DELAWARE                    0-19369                66-0476514
  ------------------------    ------------------------    -----------------
(State or other jurisdiction  (Commission file number)      (IRS employer
     of incorporation)                                    identification no.)


         161-B CROWN BAY CRUISE SHIP PORT, ST. THOMAS, U.S.V.I.  00802
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (809) 776-2010
                                                           --------------
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Item 5 - Other Events
---------------------


     Little Switzerland, Inc. (the "Company") announced today that Montres Rolex, S.A. has decided not to resume shipments of its watches to L.S. Wholesale, Inc. for retail sale through the Company's stores. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     Exhibit 99.1 - Press Release of Little Switzerland, Inc., dated July 15, 1998.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              LITTLE SWITZERLAND, INC.



Date: July 15, 1998           By:/s/ John E. Toler, Jr.
                                 ----------------------
                                 John E. Toler, Jr.
                                 Chief Executive Officer


                                       3
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                                 EXHIBIT INDEX

   Exhibit No.      Description
   -----------      -----------

   Exhibit 99.1 -   Press Release of Little Switzerland, Inc., dated July 15,
                    1998.